[LORD ABBETT LOGO]



2002 ANNUAL REPORT




LORD ABBETT
SMALL-CAP BLEND FUND





FOR THE YEAR ENDED JULY 31, 2002

--------------------------------------------------------------------------------

LORD ABBETT SMALL-CAP BLEND FUND ANNUAL REPORT
FOR THE YEAR ENDED JULY 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Lord Abbett Small-Cap Blend Fund's strategies and performance for the fiscal year ended July 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

        BEST REGARDS,

        /s/ Robert S. Dow

        ROBERT S. DOW

        CHAIRMAN

--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED JULY 31, 2002?

A: For the year ended July 31, 2002, Lord Abbett Small-Cap Blend Fund (the "Fund") returned -12.1%(1), compared with its benchmark, the Russell 2000(R) Index, (2) which returned -18.0%. PLEASE REFER TO PAGE 4 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The most significant positive contributor to Fund performance was stock selection in the healthcare and producer durables sectors. In the healthcare sector, the Fund held a group of strong niche and specialty healthcare providers; this non-cyclical sector typically provides incremental return potential during economic troughs. The sector's top performer was a company that develops, acquires and operates practice-based ambulatory surgery centers.

The Fund was negatively impacted by our stock selection in the utilities sector, where the Fund's holdings were impacted by market concerns about the viability of wireless subscriber growth. Despite general market malaise in the sector, we continue to remain cautiously optimistic about the fundamentals of the wireless industry.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The U.S. economy was already showing signs of a downward trend before the events of September 11. Manufacturing activity was slower and August 2001 labor data showed an unemployment rate of 4.9%, the highest level since September 1997. At some point, most expected rising unemployment to hurt consumer confidence and ultimately consumer spending, which had been the backbone of the economy for much of the year, preventing it from sliding into a recession.

--------------------------------------------------------------------------------

During the fourth quarter of 2001, the stock market regained ground lost after September 11. The fourth quarter showed small but positive economic growth, resulting in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

In the beginning of 2001, the Federal Reserve Board began implementing a monetary stimulus policy, which accelerated after September 11, reducing the federal funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were enacted to help fuel the economy--specifically, a federal tax cut coupled with an increase in general government spending. This is the first time monetary and fiscal policies have been used together since the 1970s in a classic counter-cyclical manner.

As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Consequently, investors began to question whether the economy was ever as weak as initially thought. On March 19, in a sign of improved sentiment, the Federal Open Market Committee decided to keep its target for the federal funds rate at 1.75% and declared that the economic risks are balanced between economic weakness and inflationary pressure.

Following strong first quarter growth in the economy, however, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 6.1%, the second quarter registered growth under 2%. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter have indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: While the valuation gap between small and large-cap stocks has narrowed, we still believe that small-cap stocks, as a group, are more attractively valued. We continue to manage the portfolio applying a bottom-up approach, identifying those companies with the most attractive valuations and brightest outlook. Moving forward in 2002, we remain overweight in select economically sensitive sectors, like consumer discretionary, which we believe will benefit as the economy strengthens.

--------------------------------------------------------------------------------

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended July 31, 2002.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The Fund invests in small-company stocks, which tend to be more volatile and can be less liquid than large-company stocks. Small-cap companies may also have more limited product lines, markets or financial resources and typically experience higher risk of failure than large-cap companies. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000(R) Index assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                          THE FUND (CLASS A SHARES)          THE FUND (CLASS B SHARES)
                             AT NET ASSET VALUE             AT MAXIMUM OFFERING PRICE(1)     RUSSELL 2000(R) INDEX(2)
                             ------------------             ----------------------------     ------------------------
June 26, 2001                        $10,000                           $9,425                      $10,000
                                     $10,388                           $9,791                       $9,459
                                     $10,279                           $9,688                       $9,153
         9/01                         $8,977                           $8,461                       $7,921
                                      $9,613                           $9,060                       $8,385
                                     $10,304                           $9,712                       $9,034
        12/01                        $10,851                          $10,227                       $9,591
                                     $10,643                          $10,031                       $9,492
                                     $10,504                           $9,900                       $9,231
         3/02                        $11,439                          $10,781                       $9,973
                                     $12,025                          $11,334                      $10,064
                                     $11,816                          $11,137                       $9,618
         6/02                        $10,792                          $10,171                       $9,140
         7/02                         $9,131                           $8,606                       $7,760


                              FISCAL YEAR-END 7/31

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE

                SALES CHARGE FOR THE PERIOD ENDING JULY 31, 2002

                             1 YEAR       LIFE OF FUND
                             ------       ------------
CLASS A(3)                   -17.18%        -12.56%

CLASS B(4)                   -17.05%        -11.87%

CLASS C(5)                   -13.56%         -8.52%

CLASS P(6)                   -12.01%         -7.88%

CLASS Y(7)                   -11.92%         -7.79%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance of the unmanaged Index does not reflect any fees or expenses and is not necessarily representative of the Fund's performance.

(3) Performance is calculated from June 26, 2001, SEC effective date. The Class A shares were first offered to the public on July 2, 2001. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all distributions reinvested for the periods shown ending July 31, 2002, using the SEC-required uniform method to compute such return.

(4) Performance is calculated at June 26, 2001, SEC effective date. The Class B shares were first offered to the public on July 2, 2001. Performance reflects the deduction of a CDSC of 5% for 1 year and 4% for the life of the class.

(5) Performance is calculated at June 26, 2001, SEC effective date. The Class C shares were first offered to the public on July 2, 2001. Performance reflects the deduction of a CDSC of 1% for 1 year and 0% for the life of the class.

(6) Performance is calculated at June 26, 2001, SECeffective date. The Class P shares were first offered to the public on July 2, 2001. Performance is at net asset value.

(7) Performance is calculated at June 26, 2001, SECeffective date. The Class Y shares were first offered to the public on July 2, 2001. Performance is at net asset value.

SCHEDULE OF INVESTMENTS

JULY 31, 2002

                                           VALUE
INVESTMENTS                SHARES          (000)
------------------------------------------------
COMMON STOCKS 95.44%

ADVERTISING AGENCIES 3.67%

Lamar Advertising Co.*     60,900       $  1,923
                                        --------

AIR TRANSPORTATION 1.84%

Airborne, Inc.             71,400            965
                                        --------

BANKS: REGIONAL 2.13%

Hanmi Financial Corp.*     45,687            682

Pacific Northwest
Bancorp                    15,700            431
                                        --------
TOTAL                                      1,113
                                        --------

BIOTECHNOLOGY RESEARCH & PRODUCTION 0.91%

Antigenics, Inc.*          49,700            478
                                        --------

CASINOS & GAMBLING 3.05%

Shuffle Master, Inc.*      93,500          1,598
                                        --------

COMMUNICATIONS & MEDIA 1.81%

Entravision
Communications Corp.*      94,700            947
                                        --------

COMMUNICATIONS TECHNOLOGY 1.95%

TALX Corp.                107,200          1,023
                                        --------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 1.61%

Websense, Inc.*            53,200            845
                                        --------

COMPUTER TECHNOLOGY 1.26%

Intergraph Corp.*          41,500            660
                                        --------

CONSTRUCTION 5.33%

EMCOR Group, Inc.*         33,000          1,766

Modtech Holdings, Inc.*    91,700          1,021
                                        --------
TOTAL                                      2,787
                                        --------

CONSUMER ELECTRONICS 2.49%

Lojack Corp.*             361,900          1,303
                                        --------

DRUGS & PHARMACEUTICALS 6.92%

Guilford
Pharmaceuticals, Inc.*    116,000          $ 603

Medicis
Pharmaceutical Corp.*      45,100          1,891

Taro Pharmaceutical
Industries Ltd.* ADR       36,100          1,127
                                        --------
TOTAL                                      3,621
                                        --------

EDUCATION SERVICES 3.07%

Sylvan Learning
Systems, Inc.*            110,000          1,611
                                        --------

ELECTRONICS 2.77%

BEI Technologies, Inc.    132,200          1,454
                                        --------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 1.42%

Amkor Technology, Inc.*   188,700            743
                                        --------

ELECTRONICS: TECHNOLOGY 2.55%

Titan Corp.*              117,900          1,338
                                        --------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 2.63%

National
Processing, Inc.*          67,600          1,376
                                        --------

FOODS 1.77%

Dean Foods Co.*            27,900            930
                                        --------

HEALTH & PERSONAL CARE 2.98%

Province Healthcare Co.*   81,450          1,564
                                        --------

HEALTH CARE MANAGEMENT SERVICES 3.22%

AMsurg Corp.*              56,500          1,686
                                        --------

HOMEBUILDING 3.32%

Centex Corp.               36,300          1,741
                                        --------

SEE NOTES TO FINANCIAL STATEMENTS.

JULY 31, 2002

                                           VALUE
INVESTMENTS                SHARES          (000)
------------------------------------------------
HOUSEHOLD FURNISHINGS 1.44%

Leggett & Platt, Inc.      24,900          $ 560

Mohawk Industries, Inc.     4,100            195
                                        --------
TOTAL                                        755
                                        --------

IDENTIFICATION CONTROL & FILTER DEVICES 4.66%

Flowserve Corp.*           56,000            966

Paxar Corp.*               91,400          1,476
                                        --------
TOTAL                                      2,442
                                        --------

INSURANCE: MULTI-LINE 5.75%

Hilb, Rogal &
Hamilton Co.               51,100          2,200

UICI*                      48,300            816
                                        --------
TOTAL                                      3,016
                                        --------

INSURANCE: PROPERTY-CASUALTY 3.16%

HCC Insurance
Holdings, Inc.             27,600            622

Ohio Casualty Corp.*       55,000          1,035
                                        --------
TOTAL                                      1,657
                                        --------

LEISURE TIME 2.51%

Action
Performance Co, Inc.*      47,300          1,315
                                        --------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 2.37%

Pride International, Inc.* 92,500          1,244
                                        --------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 4.38%

Bio-Rad

Laboratories, Inc.         29,100          1,199

Ocular Sciences, Inc.*     41,800          1,099
                                        --------
TOTAL                                      2,298


POWER TRANSMISSION EQUIPMENT 1.91%

Regal-Beloit Corp.         53,600          1,000
                                        --------

PUBLISHING: MISCELLANEOUS 2.64%

Consolidatad
Graphics, Inc.*            84,400       $  1,384
                                        --------

REAL ESTATE INVESTMENT TRUSTS (REITS) 2.50%

La Quinta Corp.*          227,600          1,309
                                        --------

SAVINGS & LOAN 3.36%

Brookline Bancorp, Inc.    91,665          1,034

Willow Grove
Bancorp., Inc.             65,200            727
                                        --------
TOTAL                                      1,761
                                        --------

TELECOMMUNICATIONS EQUIPMENT 1.98%

SpectraLink Corp.*        148,600          1,040
                                        --------

TRUCKERS 1.80%

USFreightways Corp.        28,900            944
                                        --------

UTILITIES: TELECOMMUNICATIONS 0.28%

US Unwired, Inc.*         163,700            147
                                        --------

TOTAL COMMON STOCKS
95.44% (Cost $59,368,476)                 50,018
                                       =========


SHORT-TERM INVESTMENT 4.17%

                        PRINCIPAL
                           AMOUNT
                            (000)
Repurchase Agreement
dated 7/31/2002,
1.79% due 8/1/2002
with State Street Bank & Trust Co.
collateralized by $2,240,000
of Federal Home Loan
Bank due 9/30/2002;
value $2,234,400;
proceeds: $2,186,972
(Cost $2,186,863)          $2,187          2,187
                                       =========

TOTAL INVESTMENTS
99.61% (Cost $61,555,339)                $52,205
                                       =========

   * Non-income producing security.

 ADR American Depository Receipt.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002

ASSETS:

   Investment in securities, at value (cost $61,555,339)                               $52,205,150

   Receivables:

      Interest and dividends                                                                12,294

      Investment securities sold                                                           185,400

      Capital shares sold                                                                  491,640

      Prepaid expenses                                                                      10,508
---------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                         52,904,992
---------------------------------------------------------------------------------------------------
LIABILITIES:

   Payables:

      Investment securities purchased                                                      308,080

      Capital shares reacquired                                                             12,332

      12b-1 distribution fees                                                               37,596

      Trustees' fees                                                                           381

   Accrued expenses                                                                        137,570
---------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                       495,959
===================================================================================================
NET ASSETS                                                                             $52,409,033
===================================================================================================
COMPOSITION OF NET ASSETS:

Paid-in capital                                                                         61,919,839

Accumulated net investment loss                                                               (353)

Accumulated net realized loss on investments                                              (160,264)

Net unrealized depreciation on investments                                              (9,350,189)
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $52,409,033
===================================================================================================
NET ASSETS BY CLASS:

Class A Shares                                                                         $29,962,177

Class B Shares                                                                         $12,013,037

Class C Shares                                                                         $10,431,756

Class P Shares                                                                         $     1,031

Class Y Shares                                                                         $     1,032

OUTSTANDING SHARES BY CLASS:

Class A Shares                                                                           3,263,143

Class B Shares                                                                           1,316,696

Class C Shares                                                                           1,143,328

Class P Shares                                                                             112.141

Class Y Shares                                                                             112.126

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):

Class A Shares-Net asset value                                                               $9.18

Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                              $9.74

Class B Shares-Net asset value                                                               $9.12

Class C Shares-Net asset value                                                               $9.12

Class P Shares-Net asset value                                                               $9.19

Class Y Shares-Net asset value                                                               $9.20
===================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended July 31, 2002

INVESTMENT INCOME:

Dividends                                                                                $ 135,589

Interest                                                                                    25,968
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    161,557
---------------------------------------------------------------------------------------------------
EXPENSES:

Management fee                                                                             212,579

12b-1 distribution plan-Class A                                                             63,717

12b-1 distribution plan-Class B                                                             65,149

12b-1 distribution plan-Class C                                                             54,998

12b-1 distribution plan-Class P                                                                  5

Professional                                                                                83,032

Reports to shareholders                                                                     78,226

Registration                                                                                74,376

Shareholder servicing                                                                       74,312

Custody                                                                                     18,042

Fund accounting                                                                              7,762

Trustees' fees                                                                                 422

Other                                                                                       22,380
---------------------------------------------------------------------------------------------------
Gross expenses                                                                             755,000

   Management fee waived                                                                  (212,579)

   Expense reductions                                                                         (475)
---------------------------------------------------------------------------------------------------
NET EXPENSES                                                                               541,946
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                       (380,389)
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:

Net realized loss on investments                                                          (160,264)

Net change in unrealized appreciation/depreciation on investments                       (9,413,287)
===================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                        (9,573,551)
===================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $(9,953,940)
===================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        JUNE 18, 2001*
                                                                  YEAR ENDED                   TO
INCREASE IN NET ASSETS                                          JULY 31, 2002           JULY 31, 2001
OPERATIONS:

Net investment loss                                               $ (380,389)            $ (12,779)

Net realized gain (loss) on investments                             (160,264)               17,895

Net change in unrealized appreciation/depreciation on investments (9,413,287)               63,098
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   (9,953,940)               68,214
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:

   Class A                                                            (4,728)                    -

   Class B                                                            (1,408)                    -

   Class C                                                              (956)                    -

   Class P                                                                (1)                    -

   Class Y                                                                (1)                    -
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (7,094)                    -
=====================================================================================================
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares                                 69,054,691             1,899,651

Reinvestment of distributions                                          6,783                     -

Cost of shares reacquired                                         (9,658,758)                 (514)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                      59,402,716             1,899,137
=====================================================================================================
NET INCREASE IN NET ASSETS                                        49,441,682             1,967,351
=====================================================================================================
NET ASSETS:

Beginning of period                                                2,967,351             1,000,000
-----------------------------------------------------------------------------------------------------
END OF PERIOD                                                    $52,409,033            $2,967,351
=====================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                       $ (353)               $  (46)
=====================================================================================================

*Commencement of operations; SEC effective date on June 26, 2001; Fund shares became available to the public on July 2, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                      CLASS A SHARES               CLASS B SHARES
                                                --------------------------- ---------------------------
                                                               6/18/2001(a)                6/18/2001(a)
                                                 YEAR ENDED        TO        YEAR ENDED        TO
                                                JULY 31, 2002   7/31/2001   JULY 31, 2002   7/31/2001
 PER SHARE OPERATING PERFORMANCE

 NET ASSET VALUE, BEGINNING OF PERIOD               $10.45        $10.00        $10.45       $10.00

   Unrealized appreciation on investments                            .06                        .06
                                                                 --------                   --------
 NET ASSET VALUE ON SEC EFFECTIVE DATE                            $10.06                     $10.06
                                                                 ========                   ========



 Investment operations

   Net investment loss                                (.12)(b)      (.07)(b)      (.18)(b)     (.07)(b)

   Net realized and unrealized gain (loss)           (1.15)          .46         (1.15)         .46
                                                   --------      --------      --------     --------
      Total from investment operations               (1.27)          .39         (1.33)         .39
                                                   --------      --------      --------     --------
 Distributions to shareholders from net
 realized gain                                            -(c)          -             -(c)         -
                                                   --------      --------      --------     --------
 NET ASSET VALUE, END OF PERIOD                     $ 9.18        $10.45         $9.12       $10.45
                                                   ========      ========      ========     ========
 Total Return(d)(e)                                                  .60%(f)                   0.60%(f)

 Total Return(d)                                    (12.11)%        3.88%(f)(g) (12.68)%       3.88%(f)(g)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense
   reductions                                         1.66%          .69%(f)      2.27%         .75%(f)

   Expenses, excluding waiver and expense
   reductions                                         2.41%          .81%(f)      3.02%         .87%(f)

   Net investment loss                               (1.09)%        (.67)%(f)    (1.70)%       (.76)%(f)


                                                               6/18/2001(a)                 6/18/2001(a)
                                                YEAR ENDED          TO        YEAR ENDED        TO
 SUPPLEMENTAL DATA:                            JULY 31, 2002    7/31/2001   JULY 31, 2002   7/31/2001
=======================================================================================================
   Net assets, end of period (000)                 $29,962       $2,214        $12,013          $283

   Portfolio turnover rate                           47.69%        5.86%         47.69%         5.86%
=======================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CLASS C SHARES             CLASS P SHARES
                                                 -------------------------- --------------------------
                                                               6/18/2001(a)                6/18/2001(a)
                                                   YEAR ENDED        TO       YEAR ENDED       TO
                                                 JULY 31, 2002   7/31/2001  JULY 31, 2002   7/31/2001
 PER SHARE OPERATING PERFORMANCE

 NET ASSET VALUE, BEGINNING OF PERIOD               $10.45        $10.00        $10.45       $10.00

   Unrealized appreciation on investments                            .06                        .06
                                                                  ------                     ------
 NET ASSET VALUE ON SEC EFFECTIVE DATE                            $10.06                     $10.06
                                                                  ======                     ======
 Investment operations

   Net investment loss                                (.18)(b)      (.07)(b)      (.12)(b)     (.07)(b)

   Net realized and unrealized gain (loss)           (1.15)          .46         (1.14)         .46
                                                    ------        ------        ------       ------
      Total from investment operations               (1.33)          .39         (1.26)         .39
                                                    ------        ------        ------       ------
 Distributions to shareholders from net
 realized gain                                           -(c)          -             -(c)         -
                                                    ------        ------        ------       ------
 NET ASSET VALUE, END OF PERIOD                      $9.12        $10.45         $9.19       $10.45
                                                    ======        ======        ======       ======
 Total Return(d)(e)                                                  .60%(f)                    .60%(f)

 Total Return(d)                                    (12.68)%        3.88%(f)(g) (12.01)%       3.88%(f)(g)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense
   reductions                                         2.27%          .75%(f)      1.72%         .70%(f)

   Expenses, excluding waiver and expense
   reductions                                         3.02%          .87%(f)      2.47%         .82%(f)

   Net investment loss                               (1.70)%        (.76)%(f)    (1.15)%       (.68)%(f)

                                                               6/18/2001(a)                 6/18/2001(a)
                                                YEAR ENDED          TO         YEAR ENDED        TO
 SUPPLEMENTAL DATA:                            JULY 31, 2002    7/31/2001    JULY 31, 2002   7/31/2001
=======================================================================================================
   Net assets, end of period (000)                $10,432          $468             $1            $1

   Portfolio turnover rate                          47.69%         5.86%         47.69%         5.86%
=======================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                CLASS Y SHARES
                                                                          --------------------------
                                                                                        6/18/2001(a)
                                                                           YEAR ENDED        TO
                                                                          JULY 31, 2002   7/31/2001
 PER SHARE OPERATING PERFORMANCE

 NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.45       $10.00

   Unrealized appreciation on investments                                                       .06
                                                                                             ------
 NET ASSET VALUE ON SEC EFFECTIVE DATE                                                       $10.06
                                                                                             ======


 Investment operations

   Net investment loss                                                            (.10)(b)     (.07)(b)

   Net realized and unrealized gain (loss)                                       (1.15)         .46
                                                                                ------       ------
      Total from investment operations                                           (1.25)         .39
                                                                                ------       ------
 Distributions to shareholders from net
 realized gain                                                                       -(c)         -
                                                                                ------       ------
 NET ASSET VALUE, END OF PERIOD                                                 $ 9.20       $10.45
                                                                                ======       ======
 Total Return(d)(e)                                                                             .60%(f)

 Total Return(d)                                                                (11.92)%       3.88%(f)(g)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense
   reductions                                                                     1.27%         .66%(f)

   Expenses, excluding waiver and expense
   reductions                                                                     2.02%         .78%(f)

   Net investment loss                                                            (.70)%       (.63)%(f)

                                                                                            6/18/2001(a)
                                                                               YEAR ENDED        TO
 SUPPLEMENTAL DATA:                                                          JULY 31, 2002   7/31/2001
=========================================================================================================
   Net assets, end of period (000)                                                  $1            $1

   Portfolio turnover rate                                                       47.69%         5.86%
=========================================================================================================

(a) Commencement of operations; SEC effective date on June 26, 2001; Fund shares became available to the public on July 2, 2001.

(b)  Calculated using average shares outstanding during the period.

(c)  Amount represents less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e)  Total return for the period 6/18/01 through 6/26/01.

(f)  Not annualized.

(g)  Total return for the period 6/26/01 through 7/31/01.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Blend Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management company, organized as a Delaware Business Trust on May 1, 2001. The Trust has one series, Lord Abbett Small-Cap Blend Fund (the "Fund"). The Securities and Exchange Commission declared the registration of the Fund and its shares effective on June 26, 2001 and each class of shares became available to the public on July 2, 2001. The Fund is diversified under the Act.

The Fund's investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; Class C shares redeemed before the first anniversary of purchase.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Trust may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Trust acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Trust requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Trust may incur a loss upon disposition of them.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Trust has a management agreement with Lord Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at an annual rate of 0.75%. For the year ended July 31, 2002, Lord Abbett voluntarily waived its management fee.

12b-1 DISTRIBUTION PLANS

The Trust has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                               CLASS A           CLASS B              CLASS C            CLASS P
---------------------------------------------------------------------------------------------------
Service                            .25%               .25%                .25%                .20%

Distribution                       .10%(1)(2)         .75%                .75%                .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Fund pays an incremental marketing expense of approximately .03% of average daily net assets of Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the year ended July 31, 2002:

DISTRIBUTOR                                 DEALERS
COMMISSIONS                              CONCESSIONS
----------------------------------------------------
$130,614                                    $800,479

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended July 31, 2002, primarily attributable to net operating losses have been reclassified among the components of net assets based on their tax basis treatment as follows:

ACCUMULATED             ACCUMULATED
NET                    NET REALIZED
INVESTMENT LOSS                LOSS     PAID-IN CAPITAL
DECREASE                   INCREASE            DECREASE
-------------------------------------------------------
$380,082                      $(255)         $(379,827)

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 is as follows:

                                                        JULY 31, 2002            JULY 31, 2001
------------------------------------------------------------------------------------------------
Distributions paid from:
    Ordinary Income                                            $7,094                       $-
------------------------------------------------------------------------------------------------
Total taxable distributions                                    $7,094                       $-
------------------------------------------------------------------------------------------------

At July 31, 2002, the components of accumulated earnings on a tax basis are as follows:

-------------------------------------------------------------------------------------------------
Total undistributed earnings                                                       $         -

Capital loss carryforward*                                                            (159,999)

Net unrealized losses**                                                             (9,350,807)
-------------------------------------------------------------------------------------------------
Net accumulated losses                                                             $(9,510,806)
-------------------------------------------------------------------------------------------------

* On July 31, 2002, the Fund had a net capital loss carryforward of $159,999, which will expire in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis unrealized losses is primarily attributable to the tax deferral of losses on wash sales.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended July 31, 2002 are as follows:

PURCHASES                                        SALES
---------------------------------------------------------
$70,415,544                                $13,413,093

As of July 31, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation of investments based on cost for federal income tax purposes are as follows:

                                 GROSS                       GROSS                         NET
                            UNREALIZED                  UNREALIZED                  UNREALIZED
TAX COST                  APPRECIATION                DEPRECIATION                DEPRECIATION
------------------------------------------------------------------------------------------------
$61,555,604                 $2,686,425                $(12,036,879)                $(9,350,454)

The cost of investments for federal income tax purposes differ from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred losses on wash sales.

6.   TRUSTEES' REMUNERATION

The Trust's Trustee and officers who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund and other Lord Abbett-sponsored funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's expenses.

8.   LINE OF CREDIT

The Trust, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At July 31, 2002, there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions and thereafter the accounting and record keeping functions, relating to portfolio transactions and calculating the Fund's net asset value.

10.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with growth and value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small company stocks, which tend to be more volatile and can be less liquid than large company stocks. Small companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large companies. These factors can affect Fund performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

                                                            YEAR ENDED            PERIOD ENDED
                                                         JULY 31, 2002          JULY 31, 2001*
-----------------------------------------------------------------------------------------------
CLASS A SHARES                                   SHARES         AMOUNT      SHARES      AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                                   3,753,762    $40,724,135     112,435  $1,159,389

Reinvestment of distributions                       464          4,692           -           -

Shares reacquired                              (703,068)    (7,449,765)        (50)       (514)
-----------------------------------------------------------------------------------------------
Increase                                      3,051,158    $33,279,062     112,385  $1,158,875
-----------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------
Shares sold                                   1,415,515    $15,409,487      27,004  $  278,017

Reinvestment of distributions                       122          1,234           -           -

Shares reacquired                              (126,045)    (1,281,171)          -           -
-----------------------------------------------------------------------------------------------
Increase                                      1,289,592    $14,129,550      27,004  $  278,017
-----------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------
Shares sold                                   1,189,851    $12,921,069      44,656  $  461,995

Reinvestment of distributions                        85            855           -           -

Shares reacquired                               (91,364)      (927,822)          -           -
-----------------------------------------------------------------------------------------------
Increase                                      1,098,572    $11,994,102      44,656  $  461,995
-----------------------------------------------------------------------------------------------

CLASS P SHARES
-----------------------------------------------------------------------------------------------
Shares sold                                           -    $         -      12.090  $      125

Reinvestment of distributions                         -    (a)       1           -           -
-----------------------------------------------------------------------------------------------
Increase                                              -    $         1      12.090  $      125
-----------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------
Shares sold                                           -    $         -      12.075  $      125

Reinvestment of distributions                         -    (a)       1           -           -
-----------------------------------------------------------------------------------------------
Increase                                              -    $         1      12.075  $      125
-----------------------------------------------------------------------------------------------

* For the period July 2, 2001 (date Fund shares became available to the public) to July 31, 2001.

(a)  Represents less than 1 share.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT BLEND TRUST - LORD ABBETT SMALL-CAP BLEND FUND:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Blend Trust - Lord Abbett Small-Cap Blend Fund (the "Company"), including the schedule of investments, as of July 31, 2002, and the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and the period June 18, 2001 (commencement of operations) to July 31, 2001. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Blend Trust - Lord Abbett Small-Cap Blend Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period June 18, 2001 (commencement of operations) to July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

NEW YORK, NEW YORK
SEPTEMBER 20, 2002

BASIC INFORMATION ABOUT MANAGEMENT

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also initially approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

                                              CURRENT POSITION          PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND DATE OF BIRTH         LENGTH OF SERVICE WITH TRUST               FIVE YEARS               OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                          Trustee since 2001; Chairman     Managing Partner and Chief         N/A
90 Hudson Street                       and President since 2001         Investment Officer of Lord
Jersey City, NJ                                                         Abbett since 1996.
Date of Birth: 3/8/1945

                         ------------------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                              CURRENT POSITION          PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND DATE OF BIRTH         LENGTH OF SERVICE WITH TRUST               FIVE YEARS               OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                      Trustee since 2001               Managing General Partner,          Currently serves as
Bigelow Media, LLC                                                      Bigelow Media, LLC (since 2000);   a director of Crane
717 Fifth Avenue,                                                       Senior Adviser, Time Warner Inc.   Co. and Huttig
26th Floor                                                              (1998 - 2000); Acting Chief        Building Products
New York, NY                                                            Executive Officer of Courtroom     Inc.
Date of Birth: 10/22/1941                                               Television Network (1997 -
                                                                        1998); President and Chief
                                                                        Executive Officer of Time Warner
                                                                        Cable Programming, Inc. (1991 -
                                                                        1997).

WILLIAM H.T. BUSH                      Trustee since 2001               Co-founder and Chairman of the     Currently serves as
Bush-O'Donnell & Co., Inc.                                              Board of the financial advisory    director of
101 South Hanley Rd, Suite 1025                                         firm of Bush-O'Donnell & Company   Wellpoint Health
St. Louis, MO                                                           (since 1986).                      Network, Mississippi
Date of Birth: 7/14/1938                                                                                   Valley Bancorp, DT
                                                                                                           Industries Inc., and
                                                                                                           Engineered Support
                                                                                                           Systems, Inc.

ROBERT B. CALHOUN, JR.                 Trustee since 2001               Managing Director of Monitor       Currently serves as
Monitor Clipper Partners                                                Clipper Partners (since 1997)      director of
Two Canal Park                                                          and President of Clipper Asset     Avondale, Inc.,
Cambridge, MA                                                           Management Corp., both private     Avondale Mills,
Date of Birth: 10/25/1942                                               equity investment funds (since     Inc., IGI/Earth
                                                                        1991).                             Color, Inc.,
                                                                                                           Integrated Graphics,
                                                                                                           Inc., and Interstate
                                                                                                           Bakeries Corp.

                                              CURRENT POSITION          PRINCIPAL OCCUPATION DURING PAST
NAME, ADDRESS AND DATE OF BIRTH         LENGTH OF SERVICE WITH TRUST               FIVE YEARS               OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
STEWART S. DIXON                       Trustee since 2001               Partner in the law firm of         N/A
Wildman, Harrold, Allen & Dixon                                         Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800                                         (since 1967).
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS
Houlihan Lokey                         Trustee since 2001               Chief Executive Officer of         Currently serves as
Howard & Zukin                                                          Houlihan Lokey Howard & Zukin,     director of Adolph
685 Third Ave.                                                          an investment bank,                Coors Company.
New York, NY                                                            (January 2002 to present);
Date of Birth: 7/30/1947                                                Chairman of Warburg Dillon Read
                                                                        (1999 - 2000); Global Head of
                                                                        Corporate Finance of SBC Warburg
                                                                        Dillon Read (1997 - 1999); Chief
                                                                        Executive Officer of Dillon,
                                                                        Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 2001               Retired - Special Projects         Currently serves as
415 Round Hill Road                                                     Consulting (since 1992);           director of
Greenwich, CT                                                           formerly President and CEO of      Fountainhead Water
Date of Birth: 5/19/1933                                                Nestle Foods.                      Company, Careside,
                                                                                                           Inc., Lincoln
                                                                                                           Snacks, J.B.
                                                                                                           Williams Co., Inc.
                                                                                                           (personal care
                                                                                                           products) and Seix
                                                                                                           Fund, Inc. *

THOMAS J. NEFF                         Trustee since 2001               Chairman of Spencer Stuart,        Currently serves as
Spencer Stuart, U.S.                                                    U.S., an executive search          director of Ace,
277 Park Avenue                                                         consulting firm (since 1996);      Ltd. and Exult, Inc.
New York, NY                                                            President of Spencer Stuart,
Date of Birth: 10/2/1937                                                U.S. (1979-1996).

JAMES F. ORR, III                      Trustee since 2002               President and CEO of               Currently serves as
80 Pinckney Street                                                      LandingPoint Capital (since        Chairman of
Boston, MA                                                              2002); Chairman and CEO of         Rockefeller
Date of Birth: 3/5/1943                                                 United Asset Management            Foundation, Director
                                                                        Corporation (2000 to 2001);        of Nashua Corp. and
                                                                        Chairman and CEO of UNUM           Memorial Drive Trust.
                                                                        Provident Corporation (1999 -
                                                                        merger); Chairman and CEO of
                                                                        UNUM Corporation (1988 - 1999).

------------------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

    NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH TRUST              OF CURRENT POSITION               DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. SMITH                Executive Vice President  Elected in 2001                Investment Manager, joined Lord Abbett
(5/28/1963)                                                                              in 1997.

ROBERT G. MORRIS                Vice President            Elected in 2001                Partner and Director of Equity
(11/6/1944)                                                                              Investments, joined Lord Abbett in
                                                                                         1991.

JOAN A. BINSTOCK                Vice President            Elected in 2001                Partner and Chief Operations Officer,
(3/4/1954)                                                                               joined Lord Abbett in 1999, prior
                                                                                         thereto Chief Operating Officer of
                                                                                         Morgan Grenfell.

DANIEL E. CARPER                Vice President            Elected in 2001                Partner, joined Lord Abbett in 1979.
(1/22/1952)

PAUL A. HILSTAD                 Vice President and        Elected in 2001                Partner and General Counsel, joined
(12/13/1942)                    Secretary                                                Lord Abbett in 1995.

LAWRENCE H. KAPLAN              Vice President and        Elected in 2001                Partner and Deputy General Counsel,
(1/16/1957)                     Assistant Secretary                                      joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III         Vice President            Elected in 2001                Manager of Equity Funds Trading,
(12/21/1959)                                                                             joined Lord Abbett in 1983.

TRACIE E. RICHTER               Vice President            Elected in 2001                Director of Portfolio Accounting and
(1/12/1968)                                                                              Operations joined Lord Abbett in 1999,
                                                                                         formerly Vice President - Head of Fund
                                                                                         Administration of Morgan Grenfell from
                                                                                         1998 to 1999, prior thereto Vice
                                                                                         President of Bankers Trust.

CHRISTINA T. SIMMONS            Vice President and        Elected in 2001                Assistant General Counsel, joined Lord
(11/12/1957)                    Assistant Secretary                                      Abbett in 1999, formerly Assistant
                                                                                         General Counsel of Prudential Investments
                                                                                         from 1998 to 1999, prior thereto Counsel
                                                                                         of Drinker, Biddle & Reath LLP, a law
                                                                                         firm.

    NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH TRUST              OF CURRENT POSITION               DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
FRANCIE W. TAI                  Treasurer                 Elected in 2001                Director of Fund Administration,
(6/11/1965)                                                                              joined Lord Abbett in 2000, prior
                                                                                         thereto Manager of Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI) which contains further information about the Funds' Trustees. It is available free upon request.

[LORD ABBETT LOGO(R)]





  This report when not used for the
 general information of shareholders
  of the Fund, is to be distributed
 only if preceded or accompanied by a     Lord Abbett Blend Trust
       current Fund Prospectus.                Lord Abbett Small-Cap Blend Fund



 Lord Abbett Mutual Fund shares are distributed by:
            LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

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                                                                          (9/02)